Exhibit Index

Exhibit                           Description                        Page No.

10.46                    Letter Agreement between the Company          E-1
                         and McCord Winn Textron, Inc.

27.00                    Financial Data Schedule                       E-2
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                                 Exhibit 10.46

                                     TEXTRON



Textron Inc.                                              40 Westminster Street
                                                          Providence, RI  02903
                                                                401/421-2800

                                                              February 15, 1996


Via Facsimile:  516-752-3558

Michael Strauss
Chairman of the Board
Chief Executive Officer
BCAM International Inc.
1800 Walt Whitman Road
Melville, NY  11747

     RE: Development and License Agreement between BCAM International Inc. and McCord Winn Textron Inc.

Dear Mr. Strauss:

     At the request of Tony Haba, this letter is being written to further extend the term of the Development and License Agreement between BCAM and McCord Winn Textron until April 1, 1996.

     Please indicate your agreement and acceptance by signing below and returning one copy to Tony Haba. Thank you.


                                                Very truly yours,
                                                on behalf of McCord Winn Textron




                                                 Miriam A. Ross
                                                 Corporate Counsel

Agreed and Accepted:
BCAM International Inc.


By:   /s/Michael Strauss
         Michael Strauss
         Chairman of the Board
         Chief Executive Officer

cc:  G. Daniels
       A. Haba
       C. Hauff, Esq.

 margen/letters/mar049.doc

                                      E-1
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